UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): January 19, 2016

REAL GOODS SOLAR, INC.

(Exact Name of Registrant as Specified in its Charter)

Colorado	001-34044	26-1851813
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

833 W. South Boulder Road, Louisville, CO 80027-2452

(Address of Principal Executive Offices, Including Zip Code)

Registrant’s telephone number, including area code: (303) 222-8300

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On January 19, 2016, Real Goods Solar, Inc. (the “Company”) and its wholly-owned subsidiaries Real Goods Energy Tech, Inc., Real Goods Trading Corporation, Alteris Renewables, Inc., Real Goods Syndicated, Inc., Mercury Energy, Inc., Real Goods Solar, Inc.—Mercury Solar, Elemental Energy, LLC and Sunetric Management LLC (collectively, the “Borrower Parties”) entered into a Waiver and Consent Agreement with Silicon Valley Bank pursuant to which the Company and the Borrower Parties (i) consented to the assignment of the Company’s revolving credit facility with Silicon Valley Bank and the associated Loan and Security Agreement, dated December 19, 2011 (as amended, the “Revolving Loan”), from Silicon Valley Bank to Solar Solutions and Distribution, LLC, a Colorado-based renewable energy solutions company (“Solar Solutions”), and (ii) waived any claims against Silicon Valley Bank. On January 19, 2016, Solar Solutions acquired the Revolving Loan from Silicon Valley Bank.

Also on January 19, 2016, the Borrower Parties entered into a Loan Modification and Waiver Agreement (the “Modification Agreement”) with Solar Solutions pursuant to which (i) Solar Solutions waived all existing defaults under the Revolving Loan including the Company’s breach of the liquidity covenant set forth in section 6.9 of the Revolving loan from November 30, 2015 onward requiring the Borrower Parties to have unrestricted cash at Silicon Valley Bank plus unused availability under the Revolving Loan equal to or greater than $2,500,000 beginning November 30, 2015, (ii) the parties amended the terms of the Revolving Loan by deleting the financial covenants in Section 6.9 of the Revolving Loan, (iii) the parties agreed to amend and restate the Revolving Loan on or before January 22, 2016 to reflect the terms of the binding letter of intent dated December 17, 2015, previously reported in the Company’s Current Report on Form 8-K filed December 21, 2015 and such additional terms mutually agreed upon in connection with such amendment and restatement, (iv) until actually amended and restated, the parties agreed to treat the Revolving Loan as amended on the terms set forth in the binding letter of intent dated December 17, 2015, (v) the parties agreed to certain temporary changes in the Company’s banking arrangement with Silicon Valley Bank under the Revolving Loan and to eventually transfer and set up a similar banking arrangement at Wells Fargo Bank and (vi) the Borrower Parties waived any claims against Solar Solutions as of January 19, 2016. The Modification Agreement also provides that the Company will instruct the escrow agent in future financings to pay $1.7 million of the financing proceeds to Solar Solutions as principal repayment.

The terms of the binding letter of intent dated December 17, 2015 set forth in the Company’s Current Report on Form 8-K filed December 21, 2015 are hereby incorporated by reference into this Current Report on Form 8-K.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K includes forward-looking statements relating to matters that are not historical facts. Forward-looking statements may be identified by the use of words such as “will” or comparable terminology. While the Company believes its assumptions and expectations underlying forward-looking statements are reasonable, there can be no assurance that actual results will not be materially different. Risks and uncertainties that could cause materially different results include, among others, the parties’ ability to successfully negotiate and agree on definitive agreements to amend and restate the Revolving Loan and other risks and uncertainties included in the Company’s filings with the Securities and Exchange Commission. The Company assumes no duty to update any forward-looking statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REAL GOODS SOLAR, INC.

By:	/s/ Dennis Lacey
Dennis Lacey
Chief Executive Officer and Acting Principal Financial Officer

Date: January 22, 2016